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                                                                EXHIBIT 1.1
                                                                DRAFT 5/20/96


                                  $235,000,000

                            OREGON STEEL MILLS, INC.

                        +% First Mortgage Notes due 2003

                             UNDERWRITING AGREEMENT

                                                                         +, 1996

SMITH BARNEY INC.
PAINEWEBBER INCORPORATED
SCOTIA CAPITAL MARKETS (USA) INC.

         As Representatives of the Several Underwriters

c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Dear Sirs:

         Oregon Steel Mills, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell $235,000,000 aggregate principal amount of its +% First Mortgage Notes due 2003 (the "Notes") to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Notes will be issued pursuant to the provisions of an Indenture to be dated as of +, 1996 (the "Indenture") among the Company, New CF&I, Inc., a Delaware corporation ("New CF&I"), and CF&I Steel, L.P., a Delaware limited partnership ("CF&I") (New CF&I and CF&I are hereinafter called, collectively, the "Guarantors"and, individually, a "Guarantor"), and Chemical Bank, as trustee (the "Trustee"). The Guarantors will jointly and severally guarantee, among other things, the punctual payment of the principal of, premium, if any, and interest on the Notes pursuant to the Indenture and pursuant to guarantees (the "Guarantees", which term includes, unless the context otherwise requires, the CF&I Note referred to below) to be endorsed on the Notes. As collateral for the Notes and the Guarantees, (i) the Company will enter into a Deed of Trust, Assignment of Rents and Leases and Security Agreement with respect to certain real property, improvements and fixtures located in the State of Oregon and a Deed of Trust, Assignment of Rents and Leases and Security Agreement with respect to certain real property, improvements and fixtures located in the State of California and CF&I will enter into a Deed of Trust, Assignment of Rents and Leases and Security Agreement with respect to certain real property, improvements and fixtures located in Pueblo County, State of Colorado and a separate Deed of Trust, Assignment of Rents and Leases and Security Agreement with respect to certain real property, improvements and fixtures located in Fremont County, State of Colorado (each individually, a "Mortgage" and, collectively, the "Mortgages"), (ii) the Company, New CF&I and CF&I will each enter into a separate Security Agreement (each, a "Security Agreement" and, collectively, the "Security Agreements") (the Mortgages and the Security Agreements are referred to, collectively, as the "Security Documents" and, individually, as a "Security Document") and (iii) CF&I will execute a promissory note as additional evidence of its obligations under its Guarantee (the "CF&I Note"). The Company, the Guarantors, the Trustee and FIOR (defined below), as agent for the banks (the "Bank Agent") under the Amended Credit Agreement (defined below), will enter into an Intercreditor Agreement (the "Intercreditor Agreement") to




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set forth certain agreements relating to the collateral securing the Notes and the Amended Credit Agreement.

         The Company is also proposing to issue and sell, concurrently with the issuance and sale of the Notes, an aggregate of 6,000,000 shares (the "Firm Shares") of its common stock, par value $.01 per share (the "Common Stock"), and up to 900,000 additional shares of Common Stock (the "Additional Shares"), to the underwriters (the "Stock Underwriters") listed on Schedule I to an Underwriting Agreement of even date herewith between the Company and the Stock Underwriters (the "Other Agreement"). The Firm Shares and the Additional Shares are hereinafter sometimes collectively referred to as the "Shares".

         In connection with the offering of the Shares and the Notes, the Company will enter into an Amended and Restated Credit Agreement (the "Amended Credit Agreement") with First Interstate Bank of Oregon, N.A. ("FIOR"), The Bank of Nova Scotia ("BNS") and the other lenders named therein (collectively, the "Lenders") which will be an amendment and restatement of the Old Credit Agreement (as defined in Section 6(w) hereof). In order to guarantee the Company's obligations under the Amended Credit Agreement, New CF&I will enter into an Amended and Restated Guaranty (the "Amended and Restated New CF&I Guaranty") and CF&I will enter into a guaranty (the "CF&I Bank Guaranty"; the Amended and Restated New CF&I Guaranty and the CF&I Guaranty are hereafter called, individually, a "Bank Guaranty" and, collectively, the "Bank Guaranties"), the Company will enter into a Security Agreement (the "Company's Bank Security Agreement") and each of New CF&I and CF&I will enter into a separate Amended and Restated Security Agreement (the "Amended and Restated New CF&I Security Agreement" and the "Amended and Restated CF&I Security Agreement", respectively; the Company's Bank Security Agreement, the Amended and Restated New CF&I Security Agreement and the Amended and Restated CF&I Security Agreement are hereafter called, individually, a "Bank Security Agreement" and, collectively, the "Bank Security Agreements") to secure their obligations under the Amended Credit Agreement and the Bank Guaranties, respectively.

         The sale of the Notes to the Underwriters pursuant to this Agreement and the sale of the Firm Shares to the Stock Underwriters pursuant to the Other Agreement are each conditioned on (i) the occurrence of the other event and (ii) and the effectiveness of the Amended Credit Agreement.

         The Company and the Guarantors wish to confirm as follows their agreement with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Notes by the Underwriters.

         1. Registration Statement and Prospectus. The Company and the Guarantors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 and S-1 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Notes and the Guarantees. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as amended prior to the execution of this Agreement, and shall include in any such case the information, if any, deemed to be a part of such registration statement pursuant to Rule 430A(b) under the Act. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Notes may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment and including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) under the Act. If the Company files a registration statement to register a portion of the Notes and the


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Guarantees pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration
Statement"), then after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement at the time it became effective. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, a Rule 462(b) Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Rule 462(b) Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, a Rule 462(b) Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of
Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated or are deemed to be incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

         2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of +% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto (or such principal amount of Notes as increased as set forth in Section 10 hereof).

         The Company and the Guarantors hereby confirm their engagement of Smith Barney Inc. as, and Smith Barney Inc. hereby confirms its agreement with the Company and the Guarantors to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E to the ByLaws of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Notes. Smith Barney Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU".

         3. Terms of Public Offering. The Company and the Guarantors have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Notes upon the terms set forth in the Prospectus.

         4. Delivery of the Notes and Payment Therefor. Delivery to the Underwriters of and payment for the Notes shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00 A.M., New York City time, on +, 1996 (the "Closing Time"). The place of closing for the Notes and the Closing Time may be varied by agreement between you and the Company.


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         The Notes will be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Time. The Notes shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Time. The Notes will be delivered to you at the Closing Time for the accounts of the several
Underwriters against payment of the purchase price therefor by wire transfer of same-day funds to a bank account designated by the Company or, at your option, by check payable in same-day funds.

         5. Agreements of the Company and the Guarantors. The Company and the Guarantors agree, jointly and severally, with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or the 462(b) Registration Statement, as the case may be, to be declared effective before the offering of the Notes and Guarantees may commence, the Company and the Guarantors will endeavor to cause the Registration Statement or such post-effective amendment or the 462(b) Registration Statement to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment or the 462(b) Registration Statement has become effective, as the case may be.

                  (b) The Company and the Guarantors will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Notes or Guarantees for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's or any Guarantor's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company and the Guarantors will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company and the Guarantors will furnish to you, without charge (i) three signed copies of the registration statement and any Rule 462(b) Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement and any Rule 462(b) Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Indenture and of the Incorporated Documents, without exhibits, as you may reasonably request, and (iv) such number of copies of the exhibits to the Incorporated Documents as you may reasonably request.

                  (d) Neither the Company nor any Guarantor will file any amendment to the Registration Statement (including any filing under Rule 462(b)) or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection


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(f) below, file any document which, upon filing becomes an Incorporated
Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

                  (e) Prior to the execution and delivery of this Agreement, the Company and the Guarantors have delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company and each of the Guarantors consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes and Guarantees are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company and the Guarantors.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company and the Guarantors will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company and each Guarantor consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes and Guarantees are offered by the several Underwriters and by all dealers to whom Notes and Guarantees may be sold, both in connection with the offering and sale of the Notes and Guarantees and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company and the Guarantors will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment to the Prospectus (or file such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company and the Guarantors, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company and the Guarantors will cooperate with you and with counsel for the Underwriters in connection with the registration and qualification of the Notes, the Guarantees and the CF&I Note for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company or any Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, the Guarantees or the CF&I Note, in any jurisdiction where it is not now so subject.

                  (h) The Company and each of the Guarantors will make generally available to its security holders a consolidated (or, in the case of CF&I, unconsolidated) earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.


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                  (i) So long as any of the Notes are outstanding, the Company and each Guarantor will furnish to you (i) as soon as available, a copy of each report of the Company or such Guarantor mailed to stockholders or other securityholders or filed with the Commission or any national securities exchange (as defined in the Exchange Act) on which securities of such issuer are listed, and (ii) from time to time such other information concerning the Company or such Guarantor as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Guarantors agree, jointly and severally, to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (k) The Company will apply the net proceeds from the sale of the Notes and the Shares in accordance with the description set forth in the Prospectus.

                  (l) If Rule 430A of the Act is employed, the Company and the Guarantors will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                  (m) During the period beginning on the date hereof and continuing to the Closing Time, the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, solicit any offer to buy, contract to sell, grant any option or warrant to purchase, or otherwise transfer or dispose of, any Notes or any other debt securities of the Company or any subsidiary of the Company or any securities convertible into or exercisable or exchangeable for Notes or any other debt securities of the Company or any subsidiary, other than the Notes sold pursuant to this Agreement.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Company nor any Guarantor has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

                  (o) The Company and the Guarantors will use their best efforts to have the Notes, the Guarantees and the CF&I Note listed, subject to notice of issuance, on the New York Stock Exchange before the Closing Time.

         6. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, represent and warrant to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act, except that the Guarantees are required to be registered on Form S-1 under the Act. The Registration Statement and any Rule 462(b) Registration Statement, each


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in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement or amendment thereto as of its date and, if applicable, when filed with the Commission under Rule 424(b) under the Act, complied and will comply in all material respects with the provisions of the Act and did not at any such time and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein.

                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, whether or not in the ordinary course of business, that is material to the Company and the subsidiaries taken as a whole, and there has not been any change in the capital stock (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to warrants or reservations referred to in the Prospectus), or material increase in the short-term debt or long-term debt (other than (i) as a result of borrowings under the Old Credit Agreement in the ordinary course of business (which borrowings shall not exceed $300,000,000 at any time outstanding), (ii) pursuant to intercompany transactions that do not result in an increase in the Company's consolidated indebtedness or (iii) as a result of long-term debt becoming classified as short-term debt as the result of the passage of time), of the Company or any of its subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net worth or results of operations (A) of the Company and its subsidiaries taken as a whole or (B) of any Guarantor.

                  (e) To the Company's or any Guarantor's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (f) The accountants who certified the financial statements and supporting schedules included or incorporated in the Registration Statement are independent public accountants as required by the Act, the Exchange Act, and the Exchange Act Regulations.


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                  (g) The financial statements included or incorporated in the
Registration Statement and the Prospectus present fairly the financial position of (i) the Company and its consolidated subsidiaries, (ii) New CF&I and its consolidated subsidiaries and (iii) CF&I as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the pro forma financial statements and related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus under the captions "Prospectus Summary--Summary Historical and Pro Forma Consolidated Financial Data", "Selected Historical Consolidated Financial Data" and "Pro Forma Unaudited Condensed Consolidated Financial Data" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

                  (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice.

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Other Agreement, the Notes, the Indenture, the Intercreditor Agreement, the Security Documents to which it is a party, the Amended Credit Agreement and its Bank Security Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

                  (j) Each of Oregon Steel Mills-Fontana Division, Inc., a Delaware corporation ("Fontana"), and Napa Pipe Corporation, a Delaware corporation ("Napa"), has been merged into the Company (collectively, the "Mergers") and a certificate or certificates of ownership and merger for each such Merger, duly certified by the Secretary of State of the State of Delaware, have been delivered to you; and, by virtue of such Mergers, the Company has succeeded to all of the assets, properties, rights and franchises of Napa and Fontana, including the land, improvements, fixtures, equipment, machinery or related contract rights of the pipe mill located in Napa, California. The only subsidiaries of the Company are New CF&I, CF&I, Camrose Pipe Corporation, a Delaware corporation ("CPC"), Camrose Pipe Company, a general partnership organized under the laws of the Province of Alberta, Canada ("Camrose"), and the other subsidiaries of the Company whose names are set forth in clause (A) of the first sentence of the definition of "Unrestricted Subsidiary" in the Indenture. New CF&I, CF&I, CPC and Camrose are herein referred to as the "Significant Subsidiaries". Each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectus


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and, in the case of each Guarantor, to enter into and perform its obligations under this Agreement, the Guarantees, the Indenture, the Intercreditor Agreement, the Security Documents to which it is a party, [the Amended Credit Agreement], its Bank Guaranty, its Bank Security Agreement and + and, in the case of CF&I, the CF&I Note; and each Significant Subsidiary is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole; all of the issued and outstanding capital stock of each Significant Subsidiary which is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and (except for a minority interest in New CF&I described in the Prospectus) is owned by the Company, directly or through corporate subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and all of the issued and outstanding partnership interests of each Significant Subsidiary which is a partnership have been duly authorized (if applicable) and validly issued and are fully paid and non-assessable and (except for minority partnership interests in such partnership subsidiaries and the minority interest in New CF&I, all as described in the Prospectus) are owned by the Company, directly or through corporate subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other equity. Except for New CF&I, CF&I, CPC, Camrose, Fontana and Napa, no subsidiaries of the Company, individually or in the aggregate, accounted for more than 5% of the Company's consolidated assets as of December 31, 1995 or March 31, 1996 or more than 3% of the Company's consolidated sales or operating income for the year then ended or the quarter then ended, respectively.

                  (k) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to the other Agreement or pursuant to warrants or reservations referred to in the Prospectus); the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized for issuance and sale to the Stock Underwriters pursuant to the Other Agreement and, when issued and delivered by the Company pursuant to the Other Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights.

                  (l) Neither the Company nor any Significant Subsidiary is in violation of its charter or by-laws, partnership agreement or other organizational documents, as the case may be; neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, credit agreement, note, guarantee, lease or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; and the execution, delivery and performance of this Agreement, the Other Agreement, the Indenture, the Notes, the Intercreditor Agreement, the Guarantees, the Security Documents, the CF&I Note, the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements and + and the consummation of the transactions contemplated herein and therein (including, without limitation, (i) the issuance and sale of the Shares and the Notes and (ii) the creation and maintenance of the liens and security interests arising under the Security Documents and the Bank Security Agreements) have been duly authorized by the Company and the Guarantors and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance (other than liens created by the Security Documents in favor of the Trustee and liens created pursuant to the Amended Credit Agreement and the Bank Security Agreements in favor of the Lenders) upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, credit agreement, note, guarantee, lease or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws, partnership agreement or other organizational documents, as the case may be, of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

                  (m) The Mergers were duly authorized by the Company, Fontana and Napa, as applicable, and did not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Fontana or Napa pursuant to, any contract, indenture, mortgage, loan agreement, credit agreement, note, guarantee, lease or other instrument or agreement to which the Company, Fontana or Napa is or was a party or by which any of them is or was bound, or to which any of the property or assets of the Company, Fontana or Napa is or was subject, except where such conflict, breach or default, singly or in the aggregate, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or result of operations of the Company and its subsidiaries considered as a whole, nor did the Mergers result in any violation of the provisions of the charter or by-laws of the Company, Fontana or Napa or any applicable law, administrative regulation or administrative or court decree.

                  (n) No labor dispute with the employees of the Company or any Significant Subsidiary exists or, to the knowledge of the Company or any Guarantor, is imminent; and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by the employees of any of the Company's or any of its subsidiaries' principal suppliers, manufacturers or contractors which might reasonably be expected to result in any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole.

                  (o) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any Guarantor, threatened, against or affecting the Company or any of its subsidiaries (A) which is required to be disclosed in the Registration Statement (other than as disclosed therein), or (B) which might result in any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole or of any Guarantor or (C) which might materially and adversely affect the execution, delivery or performance of this Agreement, the Other Agreement, the Indenture, the Notes, the Intercreditor Agreement, the Guarantees, the Security Documents, the CF&I Note, the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements or +, or the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale of the Shares and the Notes and the creation and maintenance of the liens and security interests arising under the Security Documents); all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act which have not been so filed.

                  (p) The Company and its subsidiaries own or possess adequate rights to use, or can acquire on reasonable terms, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole.

                  (q) No authorization, approval, consent or order of, or qualification, registration or filing with, any court or governmental authority, agency or official is necessary in connection with the offering, issuance or sale of the Shares under the Other Agreement or of the Notes under this Agreement, or for the execution, delivery or performance by the Company and the Guarantors of this Agreement, the Other Agreement, the Indenture, the Notes, the Intercreditor Agreement, the Guarantees, the Security Documents, the CF&I Note, the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements or + (including without limitation, for the creation and maintenance of the liens and security interests arising under the Security Documents), except (i) such as may be required under the Act, state securities or Blue Sky laws, and the Trustee Indenture Act of 1939, as amended (the "1939 Act"), and (ii) for the filings described in Section 6(ar) of this Agreement and the filing from time to time of continuation statements under the Uniform Commercial Code of the States of California, Colorado and Oregon (the "UCC").

                  (r) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess any such certificates, authorities, or permits would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or result of operations of the Company and its subsidiaries considered as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole.

                  (s) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I). New CF&I is and, at all times since the formation of CF&I, has been the sole general partner of CF&I.

                  (t) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or the Other Agreement.

                  (u) The Company and the Guarantors have complied with, and are and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida Statutes and the rules and regulations thereunder (collectively, the "Cuba Act") or are exempt therefrom.

                  (v) The acquisition by CF&I of the assets of CF&I Steel Corporation and its subsidiaries pursuant to the Acquisition Agreement (as defined below) was approved by a Final Order (as defined in the Acquisition Agreement) and the Final Order, insofar as it relates to the Acquisition Agreement and transactions contemplated thereby, is not subject to review, appeal or modification.

                  (w) As used in this Agreement, "Existing Credit Agreements" means (A) the Company's $300 million Credit Agreement dated as of December 14, 1994 with FIOR, BNS and the other banks party thereto, as amended by Amendment No. 1 thereto dated as of September 30, 1995 and Waiver and Amendment No. 2 thereto date as of March 22, 1996 (the "Old Credit Agreement"), (B) the Asset Purchase Agreement dated March 3, 1993 (the "Acquisition Agreement") among CF&I Steel Corporation, the Company, New CF&I and the other parties thereto, (C) Camrose's Cdn. $18 million credit facilities established by the Amendment, Restatement and Establishment of Credit Facilities dated as of October 28, 1994 between Camrose and BNS, as amended on May 9, 1995 (the "Camrose Credit Agreement"), (D) the Standing Letter of Credit Agreement dated March 15, 1995 (the "BNL Agreement") from the Company to Banca Nazionale de Lavoro ("BNL") providing for letters of credit in an aggregate principal amount not to exceed $4,000,000 at any time outstanding, (E) the Company's uncollateralized and uncommitted revolving line of credit from FIOR in an aggregate amount not to exceed $15 million, (F) the Optional Advance Note from CPC to the Company dated December 9, 1994, in the principal amount of $30 million, (G) the Optional Advance Note from OSM GlassificationTM, Inc. to the Company dated December 9, 1994, in the principal amount of $5 million, and (H) Optional Advance Notes from CF&I to the Company, executed on the following dates and in the following principal amounts: (i) February 11, 1994, in the amount of $30 million, (ii) May 17, 1994, in the amount of $30 million, (iii) October 20, 1994, in the amount of $30 million (iv) December 9, 1994, in the amount of $35 million, (v) March 9, 1995, in the amount of $15 million and (vi) September 13, 1995 in the amount of $50 million (each of the Optional Advance Notes referred to in clauses (F) through (H), an "Optional Advance Note" and collectively, the "Optional Advance Notes") [TO BE UPDATED]; "Old Guaranties" means the Guaranties, each dated as of December 14, 1994, executed by Napa, Fontana, New CF&I and CPC pursuant to the Old Credit Agreement; and "Existing Security Agreements" means (A) the Pledge Agreement dated as of December 14, 1994 (the "Old Pledge Agreement"), executed by the Company and the Security Agreements, each dated as of December 14, 1994 (the "Old Security Agreements"), executed by the Company, Napa, Fontana, New CF&I, CF&I and CPC, respectively, securing obligations under the Old Credit Agreement and the Old Guaranties (the Old Pledge Agreement and the Old Security Agreements, collectively, the "Old Security Documents") and (B) the General Security Agreement dated January 12, 1993 executed by Camrose securing its obligations under the Camrose Credit Agreement, as amended by the Amendment thereto dated June 27, 1994 (the "Camrose Security Agreement"). Immediately prior to the Closing Time, the only instruments or agreements pursuant to which the Company or any of its subsidiaries will have outstanding or will have guaranteed, or which will provide for the Company or any of its subsidiaries to incur, issue or guarantee, indebtedness (including indebtedness between the Company and any of its subsidiaries or between any of the Company's subsidiaries) for borrowed money or evidenced by bonds, debentures, notes, drafts, letters of credit, bankers acceptances or other similar instruments or to issue letters of credit, bankers acceptances or similar instruments, will be the Existing Credit Agreements and the Old Guaranties, and the only mortgages, liens, charges, security interests, pledges, assignments or other encumbrances securing obligations under the Existing Credit Agreements or the Old Guaranties will be those created pursuant to the Existing Security Agreements; and the Company has provided to you true, complete and correct copies of all of the Existing Credit Agreements, Old Guaranties and Existing Security Agreements. Immediately prior to the Closing Time, the only indebtedness of the Company and its subsidiaries (including indebtedness between the Company and any of its subsidiaries or between any of the Company's subsidiaries but excluding trade payables) will be indebtedness under the Existing Credit Agreements and the Old Guaranties.

                  (x) Prior to the Closing Time, the Old Guaranties and the Old Security Agreements executed by each of Napa and Fontana shall each have been terminated, all amounts owing thereunder will have been paid, and all mortgages, loans, liens, charges, security interests, pledges, assignments and other encumbrances created thereby or in connection therewith, or securing any obligations thereunder or under the Old Credit Agreement, will have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination statements.)

                  (y) At the Closing Time, the Old Pledge Agreement, the Old Guaranty executed by CPC and the Old Security Agreement executed by CPC will have been terminated, all amounts owing thereunder will have been paid, and all mortgages, liens, charges, security interests, pledges, assignments and other encumbrances created thereby or in connection therewith, or securing any obligations thereunder or under the Old Credit Agreement, will have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination statements).

                  (z) At the Closing Time, the Old Guaranty executed by New CF&I (the "Old New CF&I Guaranty"), the Old Security Agreement executed by the Company (the "Old Company Security Agreement") the Old Security Agreement executed by New CF&I (the "Old New CF&I Security Agreement") and the Old Security Agreement executed by CF&I (the "Old CF&I Security Agreement") will be amended and restated; the Old New CF&I Guaranty, as so amended and restated, will guarantee obligations of the Company arising only under the Amended Credit Agreement; the only collateral which will be subject to the liens, charges, security interests, pledges, assignments and other encumbrances created by the Old Company Security Agreement, Old New CF&I Security Agreement and Old CF&I Security Agreement, as so amended and restated, will be accounts receivable and inventory and related books and records of the Company, New CF&I and CF&I, respectively, and the only obligations secured thereby will be the obligations of the Company under the Amended Credit Agreement and of New CF&I and CF&I under the Bank Guaranties guaranteeing the Company's obligations under the Amended Credit Agreement, and all mortgages, liens, charges, security interests, pledges, assignments and other encumbrances created by the Old Company Security Agreement, Old New CF&I Security Agreement and the Old CF&I Security agreement on any other property or assets will have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination or amendment statements).

                  (aa) Each Optional Advance Note has been duly authorized, executed and delivered by the issuer thereof and is a valid and binding obligation of the applicable issuer, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity. As of the Closing Time, the Optional Advance Notes of CF&I shall have an aggregate outstanding principal balance of $+ [TO BE PROVIDED BY THE COMPANY].

                  (ab) The Amended Credit Agreement has been duly authorized by the Company and +; at the Closing Time, the Amended Credit Agreement will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and +, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity and all conditions precedent to the effectiveness of the Amended Credit Agreement will have been satisfied.

                  (ac) The Bank Guaranties have been duly authorized by New CF&I and CF&I, respectively (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the Bank Guaranties will have been duly executed and delivered by, and will be the valid and binding agreements of, New CF&I and CF&I, respectively, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (ad) The Bank Security Agreements have been duly authorized by the Company, New CF&I and CF&I, respectively (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the Bank Security Agreements will have been duly executed and delivered by, and will be the valid and binding agreements of, the Company, New CF&I and CF&I, respectively, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (ae) At the Closing Time there will not be any mortgages, liens, charges, security interests, pledges, assignments or other similar encumbrances upon any property or assets of the Company or any of its subsidiaries which secure indebtedness for borrowed money or evidenced by any bonds, debentures, notes, drafts, letters of credit, bankers acceptances or other similar instruments in respect of any of the foregoing, or which secure obligations under any credit agreement, loan agreement, line of credit, reimbursement agreement, letter of credit, bankers acceptance or other similar instruments or agreements (whether or not there are borrowings outstanding thereunder), or which secure any guarantees in respect of any of the foregoing, except for (i) the pledge of certain assets by Camrose pursuant to the Camrose Security Agreement to secure its obligations under the Camrose Credit Agreement,
(ii) the pledge by the Company, New CF&I and CF&I of their accounts receivable, inventory and related books and records to secure their obligations under the Amended Credit Agreement and the Bank Guaranties and (iii) the liens and security interests created by the Security Documents in favor of the Trustee and the holders of the Notes.

                  (af) The representations and warranties of the Company set forth in the Other Agreement are true, complete and correct, and such representations and warranties are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full at this place.

                  (ag) The Pension Benefit Guaranty Corporation, as limited partner of CF&I, has consented to the Guarantee, the Security Agreement and the Mortgage to be executed by CF&I in connection with the sale of the Notes and the Bank Guaranty and the Bank Security Agreement to be executed by CF&I in connection with the Amended Credit Agreement and such consent as in full force and effect and has not been withdrawn or limited; and BNL has waived the negative pledge covenant in the BNL Agreement insofar as it relates to the liens and security interests created by the Security Documents and the Bank Security Agreements and such waiver is in full force and effect and has not been withdrawn or limited.

                  (ah) The Indenture has been duly authorized by the Company and each of the Guarantors (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the Indenture will have been duly qualified under the 1939 Act, and will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity. The Trustee is a participant in The Depository Trust Company's Fast Automated Securities Transfer
(FAST) system.

                  (ai) The Notes have been duly authorized by the Company; at the Closing Time, the Notes will have been duly executed by the Company and authenticated by the Trustee and, when delivered pursuant to this Agreement against payment of the consideration set forth herein, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, and will be entitled to the benefits of the Indenture.

                  (aj) The Guarantees have been duly authorized by the Guarantors (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the Guarantees will have been duly executed by the Guarantors and, when the Notes are delivered against payment therefor pursuant to this Agreement, the Guarantees will have been duly delivered by, and will be valid and binding obligations of, the Guarantors, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (ak) Each of the Company and the Guarantors (including, without limitation, New CF&I in its capacity as sole general partner of CF&I) has duly authorized the Security Documents to which it is a party; at the Closing Time, a Mortgage relating to real property, improvements and fixtures located in Portland, Oregon and a Mortgage relating to real property, improvements and fixtures located in Napa, California will have been duly authorized, executed and delivered by, and will be valid and binding agreements of, the Company, a Mortgage relating to real property, improvements and fixtures located in Pueblo County, Colorado and a Mortgage relating to real property, improvements and fixtures located in Fremont County, Colorado will have been duly authorized, executed and delivered by, and will be valid and binding agreements of, CF&I and a separate Security Agreement will have been duly authorized, executed and delivered by, and will be a valid and binding agreement of, each of the Company, New CF&I and CF&I, each enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (al) The Intercreditor Agreement has been duly authorized by the Company and each of the Guarantors (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the Intercreditor Agreement will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (am) The CF&I Note has been duly authorized by CF&I (including, without limitation, by New CF&I in its capacity as sole general partner of CF&I); at the Closing Time, the CF&I Note will have been duly executed by CF&I and, when the Notes are delivered against payment therefore pursuant to this Agreement, the CF&I Note will have been duly delivered by, and will be a valid and binding obligation of, CF&I, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

                  (an) The Notes, the Guarantees, the Indenture, the Security Documents, the CF&I Note, the Intercreditor Agreement and the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements and + will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference as exhibits to the Registration Statement.

                  (ao) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's or any

Guarantor's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singly or in the aggregate with all such violations and liabilities, a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole or on the value of the collateral pledge pursuant to the Security Documents; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of the Guarantors have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singly or in the aggregate with all such discharges and other releases, a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

                  (ap) The Company and CF&I are vested with good and marketable fee simple title to the Real Property Collateral (as defined below) other than the leasehold estate subject to the Mortgaged Lease (as defined in the Mortgage relating to the real property of the Company located in Oregon) (such leasehold estate, the "Leasehold Interest") and the Company, New CF&I and CF&I have good and marketable title to the Personal Property Collateral (as defined below) and the Other Mortgaged Property (as defined below), in each case free and clear of all mortgages, liens, charges, security interests, pledges, assignments and other encumbrances, except those pursuant to or expressly permitted by the Security Documents; the Mortgaged Lease is in full force and effect, the Company is in full compliance with the Mortgaged Lease and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company under the Mortgaged Lease or affecting or questioning the rights of the Company to the continued possession of the Leasehold Interest; at the Closing Time, each of the Security Documents will create the liens, pledges, security interests, assignments and encumbrances which it purports to create, and the Security Documents and financing statements under the UCC (duly authorized, executed and delivered by Company and the Guarantors, as applicable) will have been filed and recorded in such manner and in such places as are required by applicable law in order to preserve and fully protect the lien thereof and to perfect the security interest created thereby in Personal Property Collateral and Other Mortgaged Property as to which a security interest may be perfected by the filing of a financing statement under the UCC, and all taxes, fees and other governmental charges due in connection with such recordings and filings will have been paid; at the Closing Time, the Mortgages will constitute valid, binding and enforceable first priority deed of trust liens on the Real Property Collateral in favor of the Trustee, subject only to liens expressly permitted by the Indenture or the Mortgages; and, at the Closing Time, the Security Documents will create valid, binding and enforceable first priority pledges of, liens on and security interests in the Personal Property Collateral and Other Mortgaged Property in favor of the Trustee and, with respect to all Personal Property Collateral and Other Mortgaged Property as to which a security interest may be perfected by the filing of a financing statement under the UCC, perfected security interests in all such Personal Property Collateral and Other Mortgaged Property in favor of the Trustee. As used in this Agreement, "Trust Property" shall have the meaning assigned to it in the Mortgages; "Real Property Collateral" means the Real Estate (as defined in the Mortgages) and all other Trust Property as to which a deed of trust lien may be created under applicable law; "Other Mortgaged Property" means all Trust Property other than Real Property Collateral; "Fixtures" means all Trust Property that constitute "fixtures" within the meaning of the Uniform Commercial Code of the applicable jurisdiction; and "Personal Property Collateral" means all Collateral (as defined in the Security Agreements).

                  (aq) At the Closing Time, the Company and the Guarantors, as applicable, (i) will have delivered to the Trustee possession of any portion or evidence of the Personal Property Collateral (including, without limitation, all stock certificates, promissory notes and certificates evidencing any capital stock or indebtedness constituting a part of the Personal Property Collateral) as to which a security interest therein may be perfected by the delivery of possession thereof and (ii) will have delivered to the Trustee possession of any portion or evidence of the Personal Property Collateral, duly endorsed to the order of the Trustee or accompanied by an instrument of assignment duly endorsed to the order of the Trustee, of any portion or evidence of the Personal Property Collateral as to which a security interest therein may be perfected by the delivery of possession thereof and an endorsement thereto.

                  (ar) (A) The only filings necessary to create and/or perfect the pledges, liens, security interests, assignments and other encumbrances which the Security Documents purport to create, and the places where such filings are required by applicable law to be made for such creation and/or perfection, are:
(x) with respect to the Real Property Collateral, the respective Mortgages are required to be filed in [COMPANY COUNSEL TO NAME OFFICES]; (y) with respect to the Other Mortgaged Property, the respective Mortgages and financing statements under the UCC are required to be filed in [COMPANY COUNSEL TO NAME OFFICES]; and
(z) with respect to the Personal Property Collateral, financing statements under the UCC are required to be filed in [COMPANY COUNSEL TO NAME OFFICES]; and (B) the only filings necessary to terminate or amend (as described in Sections 6(x), 6(y) and 6(z) hereof) the pledges, liens, security interests, assignments and other encumbrances created pursuant to the Old Credit Agreement and Old Security Agreements are: [TO BE SUPPLIED BY COMPANY COUNSEL.]

                  (as) All of the buildings, improvements, machinery, equipment and fixtures that constitute any part of the Company's or CF&I's, as applicable, steel mills or finishing facilities (including, without limitation, all electric arc furnaces, rolling mills, heat treating facilities, pipe mills, rod mills, bar mills, wire mills, rail mills, pipe coating facilities and warehouses) located in the States of Oregon, California or Colorado or which are otherwise used or useful in the Company's and CF&I's steel making or finishing operations in such states are located on the Real Estate (as defined in the Mortgages); and the Real Estate also includes all open areas where scrap and other raw materials and inventory are stored from time to time, and also includes all roads, canals, railways and other rights and easements that are used or useful in the operations of such facilities.

                  (at) The principal place of business of each of the Company and New CF&I is located in the City of Portland, the State of Oregon. The principal place of business of CF&I is located in the City of +, County of Pueblo, the State of Colorado.

                  (au) Loans in an aggregate principal amount of $+ have been made by the Company to CF&I and are outstanding, and all such loans are evidenced by Optional Advance Notes executed by CF&I, which notes are payable on demand or, if no demand, on December 31, 2002 or, in the case of the Optional Advance Note dated December 9, 1994, December 31, 2004. CF&I and New CF&I are entering into this Agreement, the Indenture, the Guarantees, the Intercreditor Agreement and the Security Documents to which each of them is a party in consideration of the loans evidenced by such notes and the fact that the Company has elected not to demand repayment of such notes, as well as the benefits that they will receive from the transactions contemplated by this Agreement and the Other Agreement.

         7. Indemnification and Contribution. (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus itself (and not in, or by the filing of, an Incorporated Document), provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company or any Guarantor may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or any Guarantor, such Underwriter or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel, and the Company and the Guarantors shall, jointly and severally, pay all fees and expenses (including fees and expenses of counsel). Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company and the Guarantors have agreed, jointly and severally, in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company or any of the Guarantors and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company or such Guarantor by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company and the Guarantors shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be jointly and severally liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to one firm serving as local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed, jointly and severally by the Company and the Guarantors, as they are incurred. Neither the Company nor any Guarantor shall be liable for any settlement of any such action, suit or proceeding effected without the Company's written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and any controlling persons of such Underwriter, to the extent provided in subsection (a) above, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their respective directors, their respective officers who sign the Registration Statement, and any person who controls the Company or any Guarantor within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company or any Guarantor, any of their respective directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this subsection (c), such Underwriter shall have the rights and duties given to the Company and the Guarantors by subsection (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, the Guarantors, their respective directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by subsection (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) In addition and without limitation to the Company's and the Guarantors' obligation to indemnify Smith Barney Inc. in its capacity as an Underwriter and the controlling persons of Smith Barney Inc. (in its capacity as an Underwriter), the Company and the Guarantors also agree, jointly and severally, to indemnify and hold harmless the QIU, its directors, its officers and each person, if any, who controls the QIU within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon the QIU's acting as a "qualified independent underwriter" within the meaning of Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. in connection with the offering of the Notes. If any action, suit or proceeding shall be brought against the QIU, any of its officers or directors or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, or any other matter arising out of or based upon the QIU's acting as such "qualified independent underwriter", the QIU, its officers and directors and any such controlling persons shall have the rights and duties given to the Underwriters by subsection (b) above and the Company and the Guarantors shall have the rights and duties given to them by subsection (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Company or any Guarantor may otherwise have.

                  (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the QIU on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the QIU on the other in connection with the matters which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to total compensation paid to the QIU by the Company for acting as "qualified independent underwriter" (within the meaning of Schedule E to the By-Laws of the National Association of Securities Dealers, Inc.) in connection with the offering of the Notes. To the extent that the matters which resulted in such losses, claims, damages, liabilities or expenses relate to any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, the relative fault of the Company and the Guarantors on the one hand and the QIU on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor on the one hand or by the QIU on the other hand and the parties' relative intent, knowledge, access to information and opportunity to prevent or correct such statement or omission.

                  (g) The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to subsection
(e) of this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. The Company, the Guarantors and the QIU agree that it would not be just and equitable if contribution pursuant to subsection (f) of this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (e) or (f) above, as the case may be, above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to subsection (e) of this Section 7 are several in proportion to the principal amount of Notes set forth opposite their names in Schedule I hereto (or such principal amount of Notes increased as set forth in Section 10 hereof) and not joint. The obligations of the Company and the Guarantors to contribute pursuant to subsections (e) and (f) of this Section 7 are joint and several.

                  (h) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (i) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company or any Guarantor, their respective directors or officers or any person controlling the Company or any Guarantor, or the QIU, its officers or directors or any person controlling the QIU, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company or any Guarantor, their respective directors or officers or any person controlling the Company or such Guarantor, or to the QIU, its officers or directors or any person controlling the QIU, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Notes hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or the Rule 462(b) Registration Statement to be declared effective before the offering of the Notes may commence, the registration statement or such post-effective amendment or the Rule 462(b) Registration Statement, as the case may be, shall have become effective not later than 12:00 noon, New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, any Guarantor or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or its subsidiaries or any Guarantor not contemplated by the Prospectus, which in your opinion, as

Representatives of the several Underwriters, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Company or its subsidiaries or any Guarantor or any officer or director of the Company or any Guarantor which makes any statement made in the Prospectus untrue in any material respect or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Notes.

                  (c) You shall have received at the Closing Time, an opinion of Stoel Rives LLP, counsel for the Company and the Guarantors, dated as of the Closing Time and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The Company has been duly incorporated, is in
                  good standing and has legal corporate existence under the laws of the State of Delaware.

                           (ii) The Company has all requisite corporate power
                  and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Other Agreement, the Notes, the Indenture, the Intercreditor Agreement, the Security Documents to which the Company is a party, the Amended Credit Agreement, the Bank Security Agreement to which the Company is a party and +.

                           (iii) The Company is duly qualified as a foreign
                  corporation to transact business and is in good standing in the State of California and the State of Oregon.

                           (iv) The Shares have been duly authorized for
                  issuance and sale to the Underwriters pursuant to the Other Agreement by all necessary corporate action on the part of the Company and, when issued and delivered by the Company pursuant to the Other Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable.

                           (v) The issuance of the Shares is not subject to
                  preemptive rights or other similar rights arising by operation of the General Corporation Law of the State of Delaware or under the certificate of incorporation or by-laws of the Company.

                           (vi) New CF&I has been duly incorporated, is in good
                  standing and has legal corporate existence under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, its Guarantee, the Indenture, the Intercreditor Agreement, the Security Documents to which it is a party, [the Amended Credit Agreement], the Bank Guaranty to which it is a party, the Bank Security Agreement to which it is a party and +; New CF&I is duly qualified as a foreign corporation to transact business and is in good standing in the States of Oregon and Colorado.

                           (vii) CF&I has been duly organized and has legal
                  existence as a limited partnership in good standing under the laws of the State of Delaware, has all requisite power and authority as a limited partnership to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, its Guarantee, the Indenture, the Intercreditor Agreement, the Security Documents to which it is a party, the CF&I Note, [the Amended Credit Agreement], the Bank Guaranty to which it is a party, and the Bank Security Agreements to which it is a party and +; CF&I is duly qualified as a foreign partnership to transact business, and is in good standing, in the States of Colorado and California.

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company and the Guarantors.

                           (ix) The Registration Statement is effective under
                  the Act and, to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b).

                           (x) The Registration Statement and the Prospectus, as
                  amended or supplemented if applicable (in each case other than the financial statements and supporting schedules and other financial or statistical data included or incorporated by reference therein and other than the Trustee's statement of eligibility on Form T-1 (the "Form T- 1")) comply as to form in all material respects with the requirements of the Act.

                           (xi) The Common Stock conforms as to legal matters in
                  all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock", and the form of certificate used to evidence the Common Stock complies with all applicable requirements of the General Corporation Law of the State of Delaware.

                           (xii) To their knowledge (A) there are no legal or
                  governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and (B) there are no pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their respective properties or assets is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, and which, individually or in the aggregate, might reasonably be expected to have a material adverse effect on (1) the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or (2) the consummation of the transactions contemplated herein or the performance by the Company and the Guarantors of their respective obligations hereunder.

                           (xiii) The information in the Prospectus under the
                  captions "Risk Factors--Substantial Increase in Dividend Requirements; Limitations on Payment of Common Stock Dividends", "Risk Factors--Leverage and Access to Funding; Compliance with Financial Covenants", "Risk Factors--Fraudulent Conveyance Issues", "Risk Factors--Certain Limitations under State Law" (solely to the extent that it describes statutes, rules, regulations or other laws of the State of Oregon), "Risk Factors--Risk to Secured Lenders under Environmental Laws" (solely to the extent it describes statutes, rules, regulations or other laws of the State of Oregon), in the + and + paragraphs under "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources", "Business--Environmental Matters", "Description of Capital Stock", "Description of the Notes" and "Description of Certain Indebtedness", the information in the Company's Annual Report on Form 10-K/A for the year ended December 31, 1995 under "Business--Environmental Matters", "Business--Employees", "Legal Proceedings", "Properties" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources", the information in the Company's proxy statement dated March 15, 1996 under "Executive Compensation--Defined Benefit Retirement Plans" and "Employment Contracts and Termination of Employment and Change in Control Arrangements", and the information under Item 14 of Part II of the Registration Statement on Form S-1 (Item 15 of Part II of the Registration Statement on Form S-3), to the extent that it describes statutes, rules, regulations or other laws, or summarizes provisions of the Company's or New CF&I's articles of incorporation and by-laws or the Indenture, the Notes, the Guarantees, the Security Documents, the Intercreditor Agreement, the CF&I Note, the Acquisition Agreement, the Camrose Credit Agreement, the Old Credit Agreement, the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements, CF&I's partnership agreement, or other credit agreements, guarantees, documents, instruments, agreements, legal or governmental proceedings, leases or employee benefit plans, or constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects.

                           (xiv) To their knowledge, there are no contracts,
                  indentures, mortgages, loan agreements, credit agreements, notes, guarantees, leases or other instruments or agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                           (xv) No authorization, approval, consent or order of,
                  or qualification, registration or filing with, any court or governmental authority, agency or official is required in connection with the offering, issuance or sale of the Notes or the Guarantees to the Underwriters under this Agreement and of the Shares to the Stock Underwriters under the Other Agreement or for the execution, delivery or performance by the Company and the Guarantors of this Agreement, the Other Agreement, the Notes, the Indenture, the Intercreditor Agreement, the Guarantees, the Security Documents, the CF&I Note, the Amended Credit Agreement, the Bank Guaranties and the Bank Security Agreements or + (including, without limitation, for the creation and maintenance of the liens and security interests arising under the Security Documents) except (i) such as may be required under the Act, state securities and Blue Sky laws and the 1939 Act and (ii) for the filings described in Section 6(ar) of this Agreement and the filing from time to time of continuation statements under the UCC; and, to their knowledge, the execution, delivery and performance of this Agreement, the Other Agreement, the Notes, the Indenture, the Intercreditor Agreement, the Guarantees, the Security Documents, the CF&I Note, the Amended Credit Agreement, the Bank Guaranties and the Bank Security Agreements and +, and the consummation of the transactions contemplated herein and therein (including without limitation, (i) the issuance and sale of the Shares and the Notes and (ii) the creation and maintenance of the liens and security interests arising under the Security Documents and the Bank Security Agreements), will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance (other than liens created by the Security Document in favor of the Trustee and the holders of the Notes and liens created pursuant to the Amended Credit Agreement and the Bank Security Agreements in favor of the Lenders) upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, credit agreement, note, guarantee, lease or other instrument or agreement (including, without limitation, the Indenture, the Security Documents, the Amended Credit Agreement, the Bank Guaranties, the Bank Security Agreements, the Acquisition Agreement, the Camrose Credit Agreement, the Camrose Security Agreement, the BNL Agreement or the Optional Advance Notes, each of which shall be deemed material for purposes of this clause (xv)) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws, partnership agreement or organizational documents, as the case may be, of the Company or any of its Significant Subsidiaries, or any applicable law, administrative regulation or, to their knowledge, administrative or court decree.

                           (xvi) Each Incorporated Document filed pursuant to
                  the Exchange Act (other than the financial statements and supporting schedules and other financial or statistical data included therein, as to which no opinion need be rendered) complies as to form in all material respects with the Exchange Act and the Exchange Act Regulations.

                           (xvii) The acquisition by CF&I of the assets of CF&I
                  Steel Corporation and its subsidiaries pursuant to the Acquisition Agreement was approved by a Final Order and the Final Order, insofar as it relates to the Acquisition Agreement and the transactions contemplated thereby, is not subject to review, appeal or modification.

                           (xviii) The Old Guaranties and the Old Security
                  Agreements executed by Napa, Fontana and CPC, and the Old Pledge Agreement have each been terminated and all mortgages, liens, charges, security interests, pledges, assignments or other encumbrances created by or in connection with the Old Pledge Agreement or any such Old Security Agreement, or securing any obligations thereunder, have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination statements).

                           (xix) The Old New CF&I Guaranty, the Old Company
                  Security Agreement, the Old New CF&I Security Agreement and the Old CF&I Security Agreement have been amended and restated and the Old New CF&I Guaranty, as so amended and restated, guarantees obligations of the Company arising only under the Amended Credit Agreement and the only collateral which is subject to the liens and security interests created by the Old Company Security Agreement, Old New CF&I Security Agreement and Old CF&I Security Agreement, as so amended and restated, is accounts receivable and inventory and related books and records of the Company, New CF&I and CF&I, respectively, and all mortgages, liens, charges, security interests, pledges, assignments and other encumbrances created by the Old Company Security Agreement, Old New CF&I Security Agreement and the Old CF&I Security agreement on any other property or assets have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination or amendment statements).

                           (xx) The Amended Credit Agreement has been duly
                  authorized, executed and delivered by, and is a valid and binding agreement of, the Company and +, enforceable against the Company and + in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                           (xxi) The Bank Guaranties have been duly authorized,
                  executed and delivered by, and are the valid and binding agreements of, New CF&I and CF&I, respectively, enforceable against New CF&I and CF&I, respectively, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                           (xxii) The Bank Security Agreements have been duly
                  authorized, executed and delivered by, and are the valid and binding agreements of, the Company, New CF&I and CF&I, respectively, enforceable against the Company, New CF&I and CF&I, respectively, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                           (xxiii) The Indenture has been duly authorized,
                  executed and delivered by the Company and the Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xxiv) The Indenture has been qualified under the
                  1939 Act.

                           (xxv) The Notes are substantially in the form
                  contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor specified herein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditor's rights generally or by general equitable principles, and will be entitled to the benefits of the Indenture.

                           (xxvi) The Guarantees are substantially in the form
                  contemplated by the Indenture, have been duly authorized by the Guarantors and, when the Guarantees are executed by the Guarantors and when the Notes are executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor as provided herein, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the respective Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditor's rights generally or by general equitable principles, and will be entitled to the benefits of the Indenture.

                           (xxvii) The Intercreditor Agreement is substantially
                  in the form contemplated by the Indenture, has been duly authorized, executed and delivered by the Company and the Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee and the Bank Agent) constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xxviii) The CF&I Note is substantially in the form
                  contemplated by the Indenture, has been duly authorized, executed and delivered by CF&I and constitutes a valid and binding agreement of CF&I enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xxix) The Notes, the Guarantees and the Indenture
                  conform in all material respects to the description thereof contained in the Prospectus under "Description of Notes".

                           (xxx) The Intercreditor Agreement and the Security
                  Documents conform in all material respects to the respective statements relating thereto contained in the Prospectus.

                           (xxxi) Neither Trustee nor any of the Underwriters is
                  required (a) to be qualified to transact business, file any designation for service of process, or file any reports or pay any taxes in the State of Oregon or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State of Oregon, in each case solely by reason of the execution, delivery and performance of any of the Security Documents, including, without limitation, the making and receipt of payments by the Trustee pursuant thereto and the exercise by the Trustee of any remedy thereunder. If it were determined that any such qualification or filing or compliance were required, the validity of the Security Documents would not be affected thereby, but if the Trustee were not qualified, the Trustee would be precluded from enforcing its rights in the courts of the State of Oregon, until such time as it is qualified to transact business in the State of Oregon.

                           (xxxii) Each of the Mortgages is substantially in the
                  form contemplated by the Indenture. The Mortgages relating to the Company's Real Property Collateral in the State of Oregon (the "Oregon Mortgage") and the State of California (the "California Mortgage") and the Mortgages relating to CF&I's Real Property Collateral in Pueblo County, State of Colorado and in Fremont County, State of Colorado (the "CF&I Mortgages") have each been duly authorized (including authorization by New CF&I as general partner of CF&I), executed and delivered by, and constitute valid and binding agreements of, the Company and CF&I, as applicable, and are enforceable against the Company and CF&I, as the case may be, in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xxxiii) The execution, delivery and performance of
                  the Security Agreements and the Mortgages by the Company and the Guarantors, and the creation of the liens and security interests created thereby (a) do not and will not violate any existing law or governmental rule or regulation of the State of Oregon, (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State of Oregon except for the recording of the Oregon Mortgage and the filing of certain financing statements under the UCC and (c) do not require the approval of the stockholders of the Company, the stockholders of New CF&I or any general or limited partner of CF&I.

                           (xxxiv) The Oregon Mortgage is in proper form for
                  recording in the State of Oregon, complies with all applicable legal requirements and is in a form sufficient to create a valid deed of trust lien on the Real Property Collateral covered by the Oregon Mortgage (the "Oregon Mortgaged Property").

                           (xxxv) The Oregon Mortgage creates the pledges,
                  liens, security interests, assignments and encumbrances which it purports to create. Upon the recording of the Oregon Mortgage in the [Office of the County Recorder of + County] in the State of Oregon, the Oregon Mortgage will result in a perfected deed of trust lien on the Oregon Mortgaged Property and, upon the proper filing of the UCC-1 financing statements attached to the opinion in the [Office of the County Recorder of + County], such financing statements shall constitute a "fixture filing" under the Oregon UCC and will create a perfected security interest in all Fixtures covered by the Oregon Mortgage and no taxes, fees or other governmental charges are due in connection with such recording of the Oregon Mortgage, except for nominal filing or recording fees.

                           (xxxvi) Each of the Security Agreements is
                  substantially in the form contemplated by the Indenture. A Security Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, each of the Company, New CF&I and CF&I, each enforceable against the Company or such Guarantor, as the case may be, in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by equitable principles. The UCC-1 financing statements executed by the Company, New CF&I and CF&I pursuant to the Security Agreements and the Mortgages have been duly authorized, executed and delivered by the Company, New CF&I and CF&I, as applicable.

                           (xxxvii) With respect to the Personal Property
                  Collateral covered by the Security Agreement to which the Company is a party (the "Company Security Agreement") and the Security Agreement to which New CF&I is a party (the "New CF&I Security Agreement") located in the State of Oregon and with respect to the Other Mortgaged Property covered by the Oregon Mortgage, the UCC-1 financing statements attached to such opinion are in appropriate form for filing in Oregon.

                           (xxxviii) Each of the Company Security Agreement and
                  the New CF&I Security Agreement creates, in favor of the Trustee, the pledges, liens, security interests, assignments and encumbrances which it purports to create and, upon the proper filing of the UCC-1 financing statements in [Opinion to include proper offices for filing], the security interests created by the Company Security Agreement, the New CF&I Security Agreement and the Oregon Mortgage will be perfected in the Personal Property Collateral and the Other Mortgaged Property covered thereby and with respect to which a security interest may be perfected by the filing of a financing statement under the UCC of the State of Oregon. No taxes, fees or other governmental charges are due in connection with the filing of the UCC-1 financing statements, except for nominal filing fees.

                           (xxxix) The courts of the State of Oregon will
                  enforce those provisions in the Company Security Agreement and the New CF&I Security Agreement which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the State of Oregon shall govern the perfection and effect of perfection of the security interests created thereunder in Personal Property Collateral located in the State of Oregon and the enforceability of said security interest.

                           (xl) In connection with the remedies provided in the
                  Oregon Mortgage, the Company Security Agreement and the New CF&I Security Agreement:

                                    (a) The exercise at any time and in any
                           order of any remedies available against the Personal Property Collateral located in the State of Oregon will not be affected by, nor will the exercise at any time of such remedies affect, the exercise of any remedies relating to the Oregon Mortgaged Property under the Oregon Mortgage, unless the Notes have been paid and performed in full.

                                    (b) The exercise at any time and in any
                           order of any remedies with respect to any security or collateral located outside of the State of Oregon securing the Notes or the Guarantees will not affect or limit the Trustee's ability to foreclose against, or exercise any other remedies with respect to, the Trust Property and the Personal Property Collateral located in the State of Oregon, except to the extent that the fair value of such security or collateral located outside the State of Oregon so sold or disposed of has been appropriately applied to the payment of the Notes, or unless the Notes have been paid and performed in full.

                                    (c) There is no "one form of action" or
                           similar law in the State of Oregon which would limit the Trustee to choosing only one remedy to enforce its rights under the Security Documents.

                           (xli) To such counsel's knowledge, the principal
                  place of business of each of the Company and New CF&I is located in the City of Portland, State of Oregon, and the principal place of business of CF&I is located in Pueblo County, State of Colorado.

                           (xlii) The transactions contemplated and the payments
                  made and to be received under the Notes, the Indenture, the Guarantees, and the Security Documents do not violate any usury or other similar laws of the State of Oregon.

                           (xliii) A duly authorized and executed certificate or
                  certificates of ownership and merger with respect to each of the Mergers has been duly filed with the Secretary of State of the State of Delaware and each of the Mergers has become effective under the General Corporation Law of the State of Delaware.

                  Such counsel shall also state that, although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement or the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date or as of the Closing Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need make no statement with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document or with respect to the Form T-1). In the event that a Rule 462(b) Registration Statement is filed and becomes effective on a date different from that of the original registration statement, such statement shall be appropriately modified also to cover the Rule 462(b) Registration Statement as of its effective date.

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Time, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States, the State of Oregon, the General Corporation Law of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware (which, in the case of matters relating to the laws of the States of Colorado or California, shall be the local counsel referred to in Sections 8(e) and (f) below) provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion (which also shall state that the Representatives may rely on such opinion as if it were addressed to them) is delivered to the Representatives and is in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. In rendering their opinion as aforesaid, insofar as any of the documents covered thereby are governed by the laws of the State of New York, counsel may assume for purposes of giving the opinion that the laws of the State of New York are the same as the laws of the State of Oregon.

                  (d) You shall have received at the Closing Time an opinion of Schwabe, Williamson and Wyatt, counsel for the Company, dated as of Closing Time and addressed to you, as Representatives of the several Underwriters, to the effect that:

                  (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the subsidiaries considered as a whole.

                  (ii) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances, if any, pursuant to warrants, reservations, agreements or employee benefit plans referred to in the Prospectus); the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; and, to their knowledge there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or the Other Agreement.

                  (iii) The issuance of the Shares is not subject to preemptive rights or other similar rights arising (A) by operation of the General Corporation Law of the State of Delaware or under the certificate of incorporation or by-laws of the Company or (B) to their knowledge, otherwise.

                  (iv) CPC has been duly incorporated, is in good standing and has legal corporate existence under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; each of New CF&I and CPC is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole; and all of the issued and outstanding capital stock of each of New CF&I and CPC has been duly authorized and validly issued, is fully paid and non-assessable and (except for a minority interest in New CF&I described in the Prospectus) to their knowledge is owned by the Company, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (v) CF&I is duly qualified as a foreign partnership to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole; all of the issued and outstanding partnership interests of CF&I have been duly authorized (if applicable) and validly issued; and all of the issued and outstanding partnership interests of Camrose and CF&I (except for minority partnership interests described in the Registration Statement) to their knowledge are owned by the Company, through New CF&I and CPC, respectively, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (vi) The Mergers were duly authorized by the Company, Fontana and Napa, as applicable, and did not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Fontana or Napa pursuant to, any contract, indenture, mortgage, loan agreement, credit agreement, note, guarantee, lease or other instrument or agreement, known to such counsel, to which the Company, Fontana or Napa is or was, at the time of the Mergers, a party or by which any of them are or were, at the time of the Mergers, bound, or to which any of the property or assets of the Company, Fontana or Napa is or was, at the time of the Mergers, subject, nor did the Mergers result in any violation of the provisions of the charter or by-laws of the Company, Fontana or Napa or, to the knowledge of such counsel, any applicable law, administrative regulation or administrative or court decree.

                  (e) You shall have received at the Closing Time, an opinion of Field & Field Perration, special Canadian counsel for the Company, dated as of the Closing Time and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) CPC is registered in the Province of Alberta,
                  Canada as a valid and subsisting extra-provincial corporation, is in good standing with respect to corporate filings in the Province of Alberta, Canada, and is qualified to transact business in the Province of Alberta, Canada.

                           (ii) Camrose is a general partnership duly formed
                  under the laws of the Province of Alberta, Canada; Camrose is in good standing with respect to partnership filings in the Province of Alberta, Canada and there is no other jurisdiction in which the character of the material properties held by it, or the nature of its business, makes such qualification or filing necessary; all of the issued and outstanding partnership interests in Camrose have been duly authorized (if applicable) and validly issued and, to their knowledge, CPC owns a 60% general partnership interest in Camrose; and Camrose has the power and authority as a general partnership to own, lease and operate its properties and to conduct its business in the Province of Alberta, Canada, as described in the Prospectus.

                  (f) You shall have received at the Closing Time, an opinion of Holme Roberts & Owen, special Colorado counsel for the Company and the Guarantors, dated as of the Closing Time and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) Assuming that the Indenture has been duly
                  authorized, executed and delivered by the Company, the Guarantors and the Trustee, the Indenture constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (ii) Assuming that the Notes have been duly
                  authorized by the Company, the Notes, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor specified herein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditor's rights generally or by general equitable principles, and will be entitled to the benefits of the Indenture.

                           (iii) Assuming that the Guarantees have been duly
                  authorized by the Guarantors, when the Guarantees are executed by the Guarantors and when the Notes are executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor as provided herein, the Guarantees will constitute valid and binding obligations of the respective Guarantors, enforceable against the respective Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditor's rights generally or by general equitable principles.

                           (iv) Assuming that the Intercreditor Agreement has
                  been duly authorized, executed and delivered by the parties thereto, the Intercreditor Agreement constitutes a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (v) Assuming that the Company Security Agreement has
                  been duly authorized, executed and delivered by the Company, the Company Security Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by equitable principles.

                           (vi) Assuming that the New CF&I Security Agreement
                  has been duly authorized, executed and delivered by New CF&I, the New CF&I Security Agreement constitutes a valid and binding agreement of New CF&I enforceable against New CF&I in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by equitable principles.

                           (vii) Assuming that the CF&I Note has been duly
                  authorized, executed and delivered by CF&I, the CF&I Note constitutes a valid and binding agreement of CF&I enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (viii) Assuming that each of the Oregon Mortgage and
                  the California Mortgage have been duly authorized, executed and delivered by the Company, each of the Oregon Mortgage and the California Mortgage constitute a valid and binding agreement of the Company and are enforceable against the Company in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (ix) Each of the Company Security Agreement and the
                  New CF&I Security Agreement creates the pledges, liens, security interests, assignments and encumbrances which it purports to create and creates a valid, binding and enforceable security interest, in favor of the Trustee, in the Personal Property Collateral covered thereby.

                           (x) Neither Trustee nor any of the Underwriters is
                  required (a) to be qualified to transact business, file any designation for service of process, or file any reports or pay any taxes in the State of Colorado or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State of Colorado, in each case, solely by reason of the execution, delivery and performance of any of the Security Documents, including, without limitation, the making and receipt of payments by the Trustee pursuant thereto and the exercise by the Trustee of any remedy thereunder. If it were determined that any such qualification or filing or compliance were required, the validity of the Security Documents would not be affected thereby, but if the Trustee were not qualified, the Trustee would be precluded from enforcing its rights in the courts of the State of Colorado, until such time as it is qualified to transact business in the State of Colorado.

                           (xi) Assuming that the CF&I Mortgages has been duly
                  authorized by CF&I, the CF&I Mortgages have been duly executed and delivered by, and are valid and binding agreements of, CF&I, enforceable against CF&I in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xii) The execution, delivery and performance by CF&I
                  of the Security Agreement to which it is a party (the "CF&I Security Agreement") and the CF&I Mortgages, and the creation of the liens and security interests created thereby (a) do not and will not violate any existing law or governmental rule or regulation of the State of Colorado and (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State of Colorado except for the recording of the CF&I Mortgages and the filing of certain financing statements under the UCC.

                           (xiii) The CF&I Mortgages are in proper form for
                  recording in the State of Colorado, comply with all applicable legal requirements and are in a form sufficient to create valid deed of trust liens on the Real Property Collateral covered by the CF&I Mortgages (the "Colorado Mortgaged Property").

                           (xiv) The CF&I Mortgages create the pledges, liens,
                  security interests, assignments and encumbrances which they purport to create. Upon the recording of the CF&I Mortgages in the [Office of the + of Pueblo County and Fremont County, respectively] in the State of Colorado, the CF&I Mortgage will result in a perfected deed of trust lien in the Colorado Mortgaged Property and, upon the proper filing of the UCC-1 financing statements attached to the opinion in the [Office of the Pueblo County and Fremont County + of Pueblo County and Fremont County], such financing statements shall constitute a "fixture filing" under the Colorado UCC and will create a perfected security interest in all Fixtures covered by the CF&I Mortgages and no taxes, fees or other governmental charges are due in connection with the recording of the CF&I Mortgages, except for nominal filing or recording fees.

                           (xv) Assuming that the CF&I Security Agreement has
                  been duly authorized by CF&I, the CF&I Security Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, CF&I, enforceable against CF&I in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (xvi) With respect to the Personal Property
                  Collateral covered by the CF&I Security Agreement located in the State of Colorado and with respect to the Other Mortgaged Property covered by the CF&I Mortgages, the UCC-1 financing statements attached to such opinion are in appropriate form for filing in Colorado.

                           (xvii) The CF&I Security Agreement creates in favor
                  of the Trustee the pledges, liens, security interest, assignments and encumbrances which it purports to create and, upon the proper filing of the UCC-1 financing statements in [Opinion to indicate proper offices for filing], the security interests created by the CF&I Security Agreement and the CF&I Mortgages will be perfected in the Personal Property Collateral and the Other Mortgaged Property covered by the CF&I Security Agreement and the CF&I Mortgages, respectively, and with respect to which a security interest may be perfected by the filing of a financing statement under the UCC of the State of Colorado. No fees, taxes or other governmental charges are due in connection with the filing of the UCC-1 financing statements, except for nominal filing fees.

                           (xviii) The courts of the State of Colorado will
                  enforce those provisions in the CF&I Security Agreement which stipulate that the validity, construction and enforceability of such document will be governed by the laws of the State of New York, except to the extent that the laws of the State of Colorado shall govern the perfection and effect of perfection of the security interests created thereunder in the Personal Property Collateral of CF&I located in the State of Colorado and the enforceability of said security interest.

                           (xix) In connection with the remedies provided in the
                  CF&I Mortgages and the CF&I Security Agreement:

                                    (a) The exercise at any time and in any
                           order of any remedies available against the Personal Property Collateral located in the State of Colorado will not be affected by, nor will the exercise at any time of such remedies affect, the exercise of any remedies relating to the Colorado Mortgaged Property under the CF&I Mortgages, unless the Notes have been paid and performed in full.

                                    (b) The exercise of any remedies with
                           respect to any security or collateral located outside of the State of Colorado securing the Notes or the Guarantees will not affect or limit the Trustee's ability to foreclose against, or exercise any other remedies with respect to, the Trust Property and the Personal Property Collateral located in the State of Colorado, except to the extent that the fair value of such security or collateral located outside the State of Colorado so sold or disposed of has been appropriately applied to the payment of the Notes, or unless the Notes have been paid and performed in full.

                                    (c) There is no "one form of action" or
                           similar law in the State of Colorado which would limit the Trustee to choosing only one remedy to enforce its rights under the Security Documents.

                           (xx) The information in the Prospectus under "Risk
                  Factors--Certain Limitations under State Law", to the extent that it describes statutes, rules, regulations or other laws of the State of Colorado, has been reviewed by them and is correct in all material respects. The laws of the State of Colorado do not provide for a "Superlien" of the nature described in the Prospectus under "Risk Factors--Risk to Secured Lenders under Environmental Laws."

                           (xxi) The transactions contemplated and the payments
                  made and to be received under the Notes, the Indenture, the Guarantees, and the Security Documents do not violate any usury or other similar laws of the State of Colorado.

                  In rendering their opinion as aforesaid, counsel shall state that such opinion is limited to matters arising under the laws of the United States, the State of New York, the State of Colorado and the Revised Uniform Limited Partnership Act of the State of Delaware.

                  (g) You shall have received at the Closing Time, an opinion of Heller, Ehrman, White & McAuliffe special California counsel to the Company and the Guarantors, dated as of the Closing Time and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) Neither Trustee nor any of the Underwriters is
                  required (a) to be qualified to transact business, file any designation for service of process, or file any reports or pay any taxes in the State of California or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State of California, in each case solely by reason of the execution, delivery and performance of any of the Security Documents, including, without limitation, the making and receipt of payments by the Trustee pursuant thereto and the exercise by the Trustee of any remedy thereunder. If it were determined that any such qualification, filing or compliance were required, the validity of the Security Documents would not be affected thereby, but if the Trustee were not qualified, the Trustee would be precluded from enforcing its rights in the courts of the State of California, until such time as it is qualified to transact business in the State of California.

                           (ii) Assuming the due authorization of the California
                  Mortgage, the California Mortgage has been duly executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (iii) The execution, delivery and performance by the
                  Company of the Company Security Agreement and the California Mortgage, and the creation of the liens provided for therein
                  (a) do not and will not violate any existing law or governmental rule or regulation of the State of California and
                  (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State of California except for the recording of said Mortgage and the filing of certain financing statements under the UCC.

                           (iv) The California Mortgage is in proper form for
                  recording in the State of California, complies with all applicable legal requirements and is in a form sufficient to create a valid deed of trust lien on the Real Property Collateral covered by the California Mortgage (the "California Mortgaged Property").

                           (v) The California Mortgage creates the pledges,
                  liens, security interests, assignments and encumbrances which it purports to create. Upon the recording of the California Mortgage in the [Office of the County Recorder of Napa County] in the State of California, the California Mortgage will result in a perfected deed of trust lien on the California Mortgaged Property and, upon the proper filing of the UCC-1 financing statements attached to the opinion in the [Office of the County Recorder of Napa County], such financing statements shall constitute a "fixture filing" under the California UCC and will create a perfected security interest in all Fixtures covered by the California Mortgage and no taxes, fees or other governmental charges are due in connection with such recording, except for nominal filing or recording fees.

                           (vi) Assuming the due authorization of the Company
                  Security Agreement, the Company Security Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (vii) With respect to all Personal Property
                  Collateral covered by the Company Security Agreement located in the State of California and with respect to the Other Mortgaged Property covered by the California Mortgage, the UCC-1 financing statements attached to such opinion are in appropriate form for filing in California and have been duly executed and delivered by the Company.

                           (viii) The Company Security Agreement creates, in
                  favor of the Trustee, the pledges, liens, security interest, assignments and encumbrances which it purports to create and, upon the proper filing of UCC-1 financing statements in [Opinion to indicate proper offices for filing], the security interests created by the Company Security Agreement and the California Mortgage will be perfected in the Personal Property Collateral and the Other Mortgaged Property covered by the Company Security Agreement and the California Mortgages, respectively, and with respect to which a security interest may be perfected by the filing of a financing statement under the UCC of the State of California. No taxes, fees or other governmental charges are due in connection with the filing of the UCC-1 financing statements, except for nominal filing fees.

                           (ix) The courts of the State of California will
                  enforce those provisions in the Company Security Agreement which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the State of California shall govern the perfection and effect of perfection of the security interests created thereunder in the Personal Property Collateral of the Company located in the State of California and the enforceability of said security interest.

                           (x) In connection with the remedies provided in the
                  California Mortgage and the Company Security Agreement, the exercise at any time and in any order of any remedies available against the Personal Property Collateral located in the State of California will not be affected by, nor will the exercise at any time of such remedies affect, the exercise of any remedies relating to the Trust Property located in the State of California under the California Mortgage, unless the Notes have been paid and performed in full.

                           (xi) The information in the Prospectus under "Risk
                  Factors--Certain Limitations under State Law" and "Risk Factors--Risk to Secured Lenders under Environmental Laws", to the extent that it describes statutes, rules, regulations or other laws of the State of California, has been reviewed by them and is correct in all material respects.

                           (xii) The transactions contemplated and the payments
                  made and to be received under the Notes, the Indenture, the Guarantees, and the Security Documents do not violate any usury or other similar laws of the State of California.

                  In rendering their opinion as aforesaid, counsel shall state that such opinion is limited to matters arising under the laws of the United States, the State of California and the General Corporation Law of the State of Delaware.

                  (h) You shall have received at the Closing Time an opinion of Brown & Wood, counsel for the Underwriters, dated as of the Closing Time and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (iv), (v), (viii), (ix), (x) (excluding the Incorporated Documents), (xxiii), (xxiv), (xxv), (xxvi), (xxvii), (xxviii),
(xxix) and the penultimate paragraph of subsection (c) above and such other related matters as you may request.

                  (i) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and as of the Closing Time from Coopers and Lybrand L.L.P., independent certified public accountants, substantially in the forms heretofore approved by you.

                  (j) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or of any of the Guarantors, shall be contemplated by the Commission at or prior to the Closing Time; (ii) there shall not have been any change in the capital stock of the Company (except for subsequent issuances, if any, pursuant to the Other Agreement or pursuant to warrants or reservations referred to in the Prospectus) nor any material increase in the consolidated short-term or long-term debt of the Company and its subsidiaries (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in the Registration Statement and Prospectus, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries considered as a whole or of any Guarantor; (iv) neither the Company and its subsidiaries nor any Guarantor shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries, considered as a whole, or to such Guarantor, as the case may be, other than those reflected in the Registration Statement or the Prospectus; and (v) all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Time as if made on and as of the Closing Time, and you shall have received a certificate, dated as of the Closing Time and signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company and of each of the Guarantors (or such other officers as are acceptable to you), to the effect set forth in this Section 8(j) and in Section 8(k) hereof.

                  (k) Neither the Company nor any of the Guarantors shall have failed at or prior to the Closing Time to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Time.

                  (l) The Notes shall be rated + by Moody's Investors Service, Inc., and + by Standard & Poor's Corporation and, at the Closing Time, you shall have received evidence, satisfactory to you, of such ratings; and there shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to the Notes or any other debt securities of the Company or (ii) it is reviewing its rating assigned to the Notes or any other debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                  (m) Prior to commencement of the offering of the Notes, the Notes, the Guarantees and the CF&I Note shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

                  (n) Prior to or concurrently with the delivery of the Notes hereunder at the Closing Time, the Company shall have issued the Firm Shares and the Stock Underwriters shall have paid for the Firm Shares pursuant to the Other Agreement.

                  (o) Prior to the Closing Time, the Amended Credit Agreement, the Bank Guaranties and the Bank Security Agreements and all ancillary instruments and agreements shall have been executed and delivered by the parties thereto and shall be in form and substance satisfactory to you and the Company shall have furnished you copies thereof; at or prior to Closing Time, the instruments and agreements (including, without limitation, UCC termination statements or amendments to UCC financing statements) providing for the release and termination of the liens and security interests referred to in Sections 6(x), 6(y) and 6(z) hereof shall have been executed, delivered and filed in the appropriate governmental offices, and the Company shall have delivered to you evidence, in form and substance satisfactory to you, of such release, termination and filing; at the Closing Time, the Amended Credit Agreement shall be effective; at the Closing Time, the Company shall have furnished to you evidence, in form and substance satisfactory to you, that the Old Pledge Agreement, the Old Guaranties executed by Napa, Fontana and CPC and the Old Security Agreements executed by Napa, Fontana and CPC shall have been terminated and that all amounts owing thereunder have been paid, and that all mortgages, liens, charges, security interests, pledges, assignments or other encumbrances created thereby or in connection therewith, or securing obligations under the Old Guaranties or the Old Credit Agreement, have been released and terminated (including, without limitation, by the filing in appropriate governmental offices of UCC termination statements); and at the Closing Time, the Company shall have furnished to you evidence, in form and substance satisfactory to you, that the Old Guaranty executed by New CF&I shall have been amended and restated and shall guarantee obligations of the Company arising only under the Amended Credit Agreement and that the Old Security Agreements executed by the Company, New CF&I and CF&I have been amended and restated and that the only collateral which is subject to the liens and security interests created thereby, after giving effect to such amendment and restatement, are accounts receivable and inventory and related books and records of the Company, New CF&I and CF&I, respectively, and that the only obligations secured thereby are the obligations of the Company under the Amended Credit Agreement and of New CF&I and CF&I under the Bank Guaranties.

                  (p) At the Closing Time, you shall have received evidence, satisfactory to you, of the consent of Pension Benefit Guaranty Corporation, as the limited partner of CF&I, to the Guarantee, the Security Agreement and the Mortgage executed by CF&I in connection with the Notes and the Bank Guaranty and the Bank Security Agreement executed by CF&I in connection with the Amended Credit Agreement and that such consent shall be in full force and effect and shall not have been withdrawn or limited.

                  (q) At the Closing Time, you shall have received evidence, satisfactory to you, that BNL has waived the negative pledge covenant in the BNL Agreement insofar as relates to the liens and security interests created by the Security Documents and the Bank Security Agreements, and that such waiver shall be in full force and effect and shall not have been withdrawn or limited.

                  (r) On or before the Closing Time (or in the case of clause
(ii) below prior to the Closing Time), the Company shall have caused to be delivered to the Underwriters the following documents and instruments with regard to the Trust Property:

                           (i) the Oregon Mortgage, the California Mortgage and
                  the CF&I Mortgages encumbering the Trust Property of the Company and CF&I, respectively, each duly executed and acknowledged by the owner thereof and otherwise in form for recording in the appropriate recording office of the political subdivision where such Trust Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof and such UCC-1 financing statements and other similar statements as are contemplated in respect of such Mortgages, and any other instruments necessary to grant the interests purported to be granted by such Mortgages under the laws of any applicable jurisdiction, which Mortgages and financing statements and other instruments shall be effective to create a deed of trust Lien (as defined in the Indenture) on the Real Property Collateral Property subject to no Liens other than Liens permitted to be outstanding pursuant to such Mortgages and the Indenture;

                           (ii) evidence of the recording of the Oregon
                  Mortgage, CF&I Mortgage and California Mortgage and filing of any UCC-1 financing statements in such offices where such recording or filing is necessary or, in the opinion of the Underwriters, desirable to perfect the liens created or intended to be created by said Mortgages;

                           (iii) with respect to the Trust Property of the
                  Company and CF&I, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements, affidavits of title of the owner or other instruments as shall reasonably be deemed necessary by the Underwriters in order for the owner thereof to grant the Lien contemplated by the Mortgages with respect to such Trust Property;

                           (iv) with respect to each Mortgage, a policy of title
                  insurance on ALTA Form Loan Policy or equivalent (or a commitment to issue such a policy) insuring (or committing to insure) the Lien of such Mortgage as a valid first deed of trust Lien on the Real Property Collateral in respect of the Notes in an aggregate amount not less than the principal amount of the Notes which policy (or commitment) shall (A) be issued by a nationally recognized title insurance company satisfactory to the Underwriters, (B) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Underwriters, (C) have been supplemented by such endorsements, or, where such endorsements are not available at commercially reasonable premium costs, opinion letters of special counsel, architects or other professionals, which counsel, architects or other professionals shall be reasonably acceptable to the Underwriters, as shall be reasonably requested by the Underwriters (including, without limitation, endorsements or opinion letters on matters relating to usury, first loss, last dollar, zoning, non-imputation, public road access, contiguity (where appropriate), cluster, survey, variable rate and so-called comprehensive coverage over easements, covenants and restrictions) and (D) contain only such exceptions to title as shall be reasonably agreed to by the Underwriters prior to the Closing Time with respect to such Real Property Collateral;

                           (v) with respect to the Real Property Collateral of
                  the Company and CF&I (other than the approximately 14,000 acres in Pueblo County, Colorado adjacent to CF&I's main plant), a survey complying with the minimum detail requirements of the American Land Title Association or otherwise in form and substance satisfactory to the Underwriters and certified to the Trustee, in its capacity as collateral agent, and dated (or redated) not earlier than six months prior to the date of delivery thereof, unless there shall have occurred any exterior change in the Real Property Collateral affected thereby during such period, in which event such survey shall be dated or redated to a date after the completion of such change, which survey shall locate all improvements, public streets and recorded easements affecting such Real Property Collateral or otherwise containing such information and details as shall be satisfactory to the Underwriters;

                           (vi) with respect to the Real Property Collateral of
                  the Company and CF&I, policies or certificates of insurance as required by the Mortgages relating thereto, which policies or certificates shall contain mortgagee endorsements as specified and required by such Mortgages;

                           (vii) with respect to the Real Property Collateral of
                  the Company and CF&I, UCC, judgment and tax lien searches confirming that the personal property comprising a part of the Trust Property is subject to no Liens;

                           (viii) evidence of (A) the payment of all recording
                  costs and transfer taxes (or checks or wire transfers to the title company in respect of such amounts) due in respect of the execution, delivery or recording of such Mortgages, and
                  (B) payment to the title company of its premium, search and examination charges, survey costs and any other amounts due in connection with the issuance of its policies (or commitments);

                           (ix) with respect to the Real Property Collateral of
                  the Company and CF&I, copies of all Leases (as defined in the Mortgages), all of which Leases shall, to the extent not previously approved in writing by the Underwriters, be reasonably satisfactory to the Underwriters;

                           (x) with respect to the Real Property Collateral of
                  the Company and CF&I, a certificate of the Company and the Guarantors, signed by the chief financial officer or other executive officer satisfactory to the Underwriters, certifying that, as of the date of delivery of such certificate, there is not outstanding any citation, violation or similar written notice indicating that such Real Property Collateral contains conditions which are not in compliance with local codes or ordinances relating to building, fire, safety, health or other laws; together with searches of the applicable building, fire, safety, health and other agencies or departments of the applicable jurisdiction listing any violations of local codes or ordinances;

                           (xi) with respect to the Real Property Collateral of
                  the Company and CF&I, copies of Included Intangibles (as defined in the Security Agreements) relating to work on the Real Property Collateral, assignments thereof by the Company or the relevant Guarantor, as the case may be, and acknowledgments of such assignment by the contractor party thereof;

                           (xii) with respect to the Real Property Collateral of
                  the Company and CF&I, copies of permanent certificates of occupancy of the applicable jurisdiction for the Real Property Collateral permitting use and occupancy of the buildings and improvements on the Real Property Collateral;

                           (xiii) with respect to the Real Property Collateral
                  of the Company and CF&I, environmental assessment reports concerning environmental conditions at the Real Property Collateral prepared by a qualified engineering or environmental consultant; and

                           (xiv) with respect to the Trust Property of the
                  Company and CF&I, payoff letters of the holders of any Liens on the Trust Property which will be paid and discharged from the proceeds of the Notes.

                  (s) Prior to the Closing Time, the Company shall have delivered to the Underwriters and to the Trustee the Security Agreements, duly executed by the Company and the Guarantors (to the extent each is a party thereto), together with the evidence of the filing of appropriate UCC-1 financing statements in each of the offices where such filing is necessary or, in the opinion of the Underwriters, desirable to perfect the liens in the Personal Property Collateral and Other Mortgaged Property created or intended to be created thereby. All filing fees and taxes in connection with such filings shall have been paid and the Underwriters shall have received evidence satisfactory to them of such filings and payments, including in the case of any financing statements, the acknowledgement copies of all such financing statements bearing evidence of filing in each such office.

                  (t) Prior to the Closing Time, the Company shall have delivered to the Underwriters, copies of Requests for Information (Form UCC-11 or the equivalent), or equivalent reports or lien search reports listing all effective financing statements, judgments and tax liens which name any of the Company or any Guarantor as debtor and which are filed in those jurisdictions in which any of the Collateral (as defined in the Indenture) is located and the jurisdictions in which each of the Company and the Guarantors' principal place of business is located, none of which shall encumber the Collateral covered, or intended or purported to be covered, by the Security Documents (other than financing statements relating to indebtedness to be repaid at closing).

                  (u) Prior to the Closing Time, the Company shall have delivered to the Trustee the insurance policies or certificates or insurance required to be so delivered by the Security Agreements, which policies or certificates shall be endorsed as specified and required by such Security Agreements.

                  (v) The Company and the Guarantors shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                           All such opinions, certificates, letters and other
documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

                           Any certificate or document signed by any officer of
the Company or any Guarantor and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company and the Guarantors, jointly and severally, to each Underwriter as to the statements made therein.

         9. Expenses. The Company and the Guarantors, jointly and severally, agree to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each amendment or supplement to any of them, the Indenture, the Security Documents and the Form T-1 (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing (or reproduction), execution and delivery of the Indenture and the Security Documents, the Intercreditor Agreement and the preparation, printing, authentication, issuance and delivery of the Notes and the Guarantees, including any stamp taxes in connection with the original issuance of the Notes and the Guarantees; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the registration of the Notes under the Exchange Act and the listing of the Notes and the Guarantees and CF&I Note on the New York Stock Exchange; (vi) the registration or qualification of the Notes and the Guarantees and CF&I Note for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the fees and expenses of the Trustee; (ix) the fees and expenses associated with obtaining ratings for the Notes from nationally recognized statistical rating organizations; (x) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; (xi) the fees and expenses associated with the recording or filing of any instrument or agreement referred to herein; and (xii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or a Rule 462(b) Registration Statement to be declared or become effective before the offering of the Notes may commence, when notification of the effectiveness of the registration statement or such post-effective amendment or a Rule 462(b) Registration Statement, as the case may be, has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

                  If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase hereunder at the Closing Time, and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of Notes which the Underwriters are obligated to purchase at the Closing Time, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the principal amount of Notes set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Notes which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase at the Closing Time and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes which the Underwriters are obligated to purchase at the Closing

Time and arrangements satisfactory to you and the Company for the purchase of such Notes by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or any Guarantor. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Company, purchases Notes which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

                  Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or any Guarantor by notice to the Company if prior to the Closing Time (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Oregon shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Notes at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Notes by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend appearing as the last paragraph under the caption "Incorporation of Certain Documents by Reference" on page o, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

         13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or any Guarantor, at the office of the Company at 1000 S.W. Broadway, Portland, Oregon 97205, Attention:
L. Ray Adams; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013,
Attention: Manager, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, the Guarantors, the respective directors and officers of the Company and the Guarantors, the QIU, the directors and officers of the QIU, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Notes in his status as such purchaser.

         14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         15. Joint and Several Obligations. The Company and the Guarantors hereby acknowledge and agree that their obligations and agreements set forth in this Agreement are joint and several, whether or not the words "joint and several" actually appear in the relevant provision of this Agreement.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the several Underwriters.

                                     Very truly yours,

                                     OREGON STEEL MILLS, INC.

                                     By:
                                        --------------------------
                                           Name:
                                           Title:

                                     NEW CF&I, INC.

                                     By:
                                        --------------------------
                                           Name:
                                           Title:

                                     CF&I STEEL, L.P.

                                     By New CF&I, Inc.,
                                     as General Partner

                                     By:
                                        --------------------------
                                           Name:
                                           Title:

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
PAINEWEBBER INCORPORATED
SCOTIA CAPITAL MARKETS (USA) INC.

As Representatives of the Several Underwriters

By:   SMITH BARNEY INC.

By:
   -------------------------
      Name:
      Title:

                                   SCHEDULE I

                            OREGON STEEL MILLS, INC.

                                                                       Principal Amount
   Underwriter                                                             of Notes
   -----------                                                             --------


Smith Barney Inc...................................................      $

PaineWebber Incorporated...........................................

Scotia Capital Markets (USA) Inc...................................      ------------

                                                       Total.......      $235,000,000
                                                                         ============